EXHIBIT 10.53.2

SECOND AMENDMENT

SECOND AMENDMENT, effective as of December __, 2006 (the “Amendment”), with respect to that certain Credit Agreement, dated as of August 1, 2006, among Christie/AIX, Inc., a Delaware corporation (the “Borrower”), the Lenders and General Electric Capital Corporation, a Delaware corporation (“GE Capital”), as the administrative agent and collateral agent for the Lenders (in such capacity, the “Administrative Agent”) , as amended by that certain First Amendment, dated as of August 30, 2006 (the “Credit Agreement”).

W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to the Credit Agreement;

WHEREAS, the Borrower has requested that the Lenders agree to amend the Credit Agreement to extend the deadline for entry into a Digital Cinema Deployment Agreement with Paramount contained in Section 8.5(d) of the Credit Agreement;

WHEREAS, the Lenders are willing to agree to the requested amendments on the terms and conditions contained herein;

NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto agree as follows:

1.Definitions. Unless otherwise defined herein, terms defined in the Credit Agreement shall have their defined meanings when used herein.

2.     Amendment to Credit Agreement. Section 8.5(d) of the Credit Agreement shall be amended (i) to delete the reference to “December 31, 2006” in the second line thereof and (ii) to substitute in lieu thereof a reference to “March 31, 2007”.

3.     Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Amendment, the Loan Parties hereby represent and warrant to the Administrative Agent and the Lenders that (a) the representations and warranties of the Loan Parties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof (after giving effect hereto), except where such representations and warranties expressly relate to an earlier date in which case such representations and warranties were true and correct in all material respects as of such earlier date and (b) no Default or Event of Default has occurred and is continuing.

4.     Conditions to Effectiveness. This Amendment shall be effective on the date when the following conditions shall have occurred (the “First Amendment Effective Date”):

(a)   the Administrative Agent shall have executed this Amendment and shall have received counterparts hereof, duly executed and delivered by the Borrower, Holdings and the Required Lenders; and

(b)	No Default shall have occurred and be continuing.

5.     Reference to Credit Agreement. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” or words of like or similar import shall mean and be a reference to the Credit Agreement, as modified and amended by this Amendment.

6.     Governing Law and Jurisdiction. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

7.     Expenses. The Borrower agrees to pay and reimburse the Administrative Agent for all its reasonable costs and expenses incurred in connection with the preparation and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

8.     Headings. Section headings in the Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

9.     Counterparts. This Amendment may be executed by the parties hereto in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which and all of such counterparts taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart. Delivery of an executed signature page of this Waiver by facsimile transmission or Electronic Transmission shall be effective as delivery of a manually executed counterpart hereof..

10.  Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the Borrower, Holdings and their respective successors and assigns, and upon the Administrative Agent and the Lenders and their respective successors and assigns.

11.  Continuing Effect. Except as expressly amended hereby, the Credit Agreement, as amended by this Amendment, shall continue to be and shall remain in full

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force and effect in accordance with its terms. This Amendment shall not constitute an amendment or waiver of any provision of the Credit Agreement not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of the Borrower that would require an amendment, waiver or consent of the Administrative Agent or the Lenders except as expressly stated herein. Each reference to in the Credit Agreement to “this Agreement,” “hereunder,” or words of like or similar import and any reference to the “Credit Agreement” in the other Loan Documents or any related documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment. The Amendment constitutes a Loan Document.

12.  NO ORAL AGREEMENTS. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS EMBODY THE ENTIRE AGREEMENT OF THE PARTIES AND SUPERSEDE ALL PRIOR AGREEMENTS AND UNDERSTANDINGS RELATING TO THE SUBJECT MATTER THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the day and year first above written.

CHRISTIE/AIX, INC.,

as a Borrower

By:	/s/ A. Dale Mayo
Name:	A. Dale Mayo
Title:	CEO

ACCESS DIGITAL MEDIA, INC.

By:	/s/ A. Dale Mayo
Name:	A. Dale Mayo
Title:	CEO

[SIGNATURE PAGE TO SECOND AMENDMENT]

GENERAL ELECTRIC CAPITAL CORPORATION,

as the Administrative Agent and Lender

By:	/s/ Greg Watts
Name:	Greg Watts
Title:	Duly Authorized Signatory

[SIGNATURE PAGE TO SECOND AMENDMENT]

CIT LENDING SERVICES CORPORATION,

as a Lender

By:	/s/ Michael V. Monahan
Name:	Michael V. Monahan
Title:	Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT]

COMMERCE BANK, N.A.,

as a Lender

By:	/s/ Peter L. Davis
Name:	Peter L. Davis
Title:	SVP

[SIGNATURE PAGE TO SECOND AMENDMENT]

SOCIETE GENERALE,

as a Lender

By:	/s/ Elaine Khalil
Name:	Elaine Khalil
Title:	Director

[SIGNATURE PAGE TO SECOND AMENDMENT]

CIFC FUNDING 2006-I, LTD,

as a Lender

By:	/s/ Stephen T. Vaccare
Name:	Stephen T. Vaccare
Title:	Chief Executive Officer

[SIGNATURE PAGE TO FIRST AMENDMENT]